STERLING CAPITAL VARIABLE INSURANCE FUNDS

SUPPLEMENT DATED NOVEMBER 6, 2012 TO THE

STERLING CAPITAL SPECIAL OPPORTUNITIES VARIABLE INSURANCE FUND PROSPECTUS,

DATED MAY 1, 2012, AS AMENDED

Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Special Opportunities Variable Insurance Fund Prospectus dated May 1, 2012, as amended:

Effective January 1, 2013, George F. Shipp, the portfolio manager of the Sterling Capital Special Opportunities Variable Insurance Fund (the “Fund”), and Chief Investment Officer of Scott & Stringfellow, LLC (the “Sub-Adviser”) will become an employee of Sterling Capital Management LLC (the “Adviser”). As a result, the sub-advisory agreement between the Adviser and the Sub-Adviser will terminate, and the Sub-Adviser will no longer provide sub-advisory services to the Fund. Mr. Shipp will continue to serve as portfolio manager of the Fund, and the Fund will continue to pursue its current investment objective and strategies.

Therefore, as of January 1, 2013, references to the Sub-Adviser in the Fund’s Prospectus are removed and related statements in the Prospectus are revised accordingly.

Please contact your financial advisor or Sterling Capital Variable Insurance Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SOPPVIF-SUP-1112

STERLING CAPITAL VARIABLE INSURANCE FUNDS

SUPPLEMENT DATED NOVEMBER 6, 2012 TO THE

STERLING CAPITAL VARIABLE INSURANCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2012, AS AMENDED

Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Special Opportunities Variable Insurance Fund Statement of Additional Information dated May 1, 2012, as amended (the “SAI”):

Effective January 1, 2013, George F. Shipp, the portfolio manager of the Sterling Capital Special Opportunities Variable Insurance Fund (the “Fund”), and Chief Investment Officer of Scott & Stringfellow, LLC (the “Sub-Adviser”) will become an employee of Sterling Capital Management LLC (the “Adviser”). As a result, the sub-advisory agreement between the Adviser and the Sub-Adviser will terminate, and the Sub-Adviser will no longer provide sub-advisory services to the Fund. Mr. Shipp will continue to serve as portfolio manager of the Fund, and the Fund will continue to pursue its current investment objective and strategies.

Therefore, as of January 1, 2013, references to the Sub-Adviser in the Fund’s SAI are removed and related statements in the SAI are revised accordingly.

In addition, the first paragraph under the heading of the SAI entitled “PORTFOLIO MANAGER COMPENSATION – STERLING CAPITAL” is amended and restated as follows:

“Sterling Capital offers investment professionals a compensation plan which has three components: (i) base compensation, which is linked to job function, responsibilities and experience, (ii) incentive compensation, which varies based on investment performance and other factors determined by management, and (iii) a percentage of firm profits. The majority of potential total cash compensation consists of incentive compensation, which could ultimately make up more than half of the investment professional’s compensation. Incentive compensation is based on (1) performance of the portfolios managed by the portfolio manager in comparison to benchmarks appropriate for the various portfolios managed, and in comparison to peer groups, and (2) other subjective criteria as determined by executive management including firm/department leadership, management of personnel, and compliance results. For purposes of incentive compensation, the Total Return Bond VIF’s performance is partly measured against the Barclays Capital U.S. Aggregate Bond Index for one- and rolling three-year periods. With respect to the Select Equity VIF, the portfolio manager’s incentive compensation is partly based on the portfolio manager’s performance in managing the large cap strategy and is measured against the Lipper Large-Cap Core peer group for a period of one year. Certain professionals’ compensation may include an asset-based component.”

Please contact your financial advisor or Sterling Capital Variable Insurance Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SAI FOR FUTURE REFERENCE

SAI-VIF-1112